Exhibit 10.20

June 12, 1998
                                                                            Date
THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
Address

At1anta
City
GA                                 30338
State                              Zip Code



Gentlemen

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by our Schedule of Indebtedness and Collateral No. 04 dated June 12, 1998 to Master Security Agreement dated October 31, 1997 between Tower Tech, Inc. as Debtor and the CIT Group/Equipment Financing, as Secured Party, as follows:

Payee Names and Addresses Amount

The CIT Group/Equipment Financing, Inc.                       Amount
                                                           $1,671,914.59

(payoff accts. 63403-67691 73100)                          $        --
Product Handling Design, Inc.                              $   57,941.25
Rapid Granulator, Inc.                                     $   23,970.34
Tower Tech, Inc.                                           $   22,088.41
                                                           $         --
                                                           $         --
                                     Total Proceeds        $1,775,814.59










Very truly yours,

Tower Tech, Inc.

By:  CHARLES D. WHITSITT                Title  CFO
     Charles D. Whitsitt

                            Master Security Agreement

This Master Security Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various loan transactions secured by personal property. Each such loan and security agreement shall be evidenced by a schedule of indebtedness and collateral ("Schedule") executed by Secured Party and Debtor that explicitly incorporates the provisions of this Master Security Agreement and that sets forth specific terms of that particular loan and security contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate loan and security agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Security Agreement. The term Security Agreement" when used herein shall refer to an individual Schedule.

One originally executed copy of the Schedule shall be denominated "Originally Executed Copy No. of 1 originally executed copies" and such copy shall be retained by Secured Party. If more than one copy of the Schedule is executed by Secured Party and Debtor, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Secured Party of Originally Executed Copy No.1 shall be effective for purposes of perfecting an interest in such Schedule by possession.

1.   Grant of Security Interest:  Description of Collateral.

Debtor grants to Secured Party a security interest in the property described in the Schedules now ~r hereafter executed by or pursuant to the authority of the debtor and accepted by Secured Party in writing, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral." Each Schedule shall be serially numbered. Unless and only to the extent otherwise expressly provided in a Schedule, no Schedule shall replace any previous Schedule but shall be supplementary to all previous Schedules.

2.   What Obligations the Collateral Secures.

Each item of Collateral shall secure not only the specific amount which Debtor promises to pay in each Schedule, but also all other present and future indebtedness or obligations of Debtor to Secured Party of every kind and nature whatsoever.

3. Promise to Pay; Terms and Place of Payment.

Debtor promises to pay Secured Party the amounts set forth on each Schedule at the rate and upon such terms as provided therein.

4. Use and Location of Collateral.

Debtor warrants and agrees that the Collateral is to be used primarily for: X business or commercial purposes (other than agricultural), _ agricultural purposes (see definition on the final page), or _ both agricultural and business or commercial purposes.

Location:    11935 South I-44
             ----------------
             Address
             Oklahoma City
             -------------
             City
             Cleveland
             ---------
             County
             OK            73170
             -----         -----
             State         Zip Code

Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate. Debtor agrees to keep the Collateral at the location set forth above, and will notify Secured Party promptly in writing of any change. If the location of the Collateral within such State, but will not remove the collateral from such State without the prior written consent of Secured Party (except that in the State of Pennsylvania. the Collateral will not be moved from the above location without such prior written consent.

5. Late Charges and other Fees.

Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 1-1/2% per month, but in no event greater than the highest rate permitted by relevant law. Debtor shall be responsible for and pay to Secured Party a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Secured Party plus (ii) all other actual costs and expenses incurred by Secured Party. The returned check fee is payable upon demand as indebtedness secured by the Collateral under this Security Agreement.

6.    Debtors Warranties and Representations.

Debtor warrants and represents:

(a) that Debtor is justly indebted to Secured Party for the full amount of the indebtedness set forth on each Schedule

(b) that except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens claims, security interests and encumbrances;

(c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than secured Party, but if such other financing Statement is on file, it will be terminated or subordinated;

(d) that all information supplied and Statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

(e) that Debtor has full authority to enter into this agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

7.   Debtor's Agreements.

Debtor agrees:

(a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

(b) to pay reasonable attorneys' fees (at least 15% of the unpaid balance if not prohibited by law) aid other expenses incurred by Secured party in enforcing its rights against Debtor under this Security Agreement;

(c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral of this Security Agreement, and this obligation shall survive the termination of this Security Agreement;

(d) that if a certificate of title be required or permitted by law, Debtor shall obtain such certificate with respect to the collateral, showing the security interest of Secured Party thereon and in any event do everything necessary or expedient to reserve or perfect the security interest of Secured Party;

(e) that Debtor will not misuse, fail to keep in good repair, secrete or without the prior written consent of Secured Party, sell, rent, lend, encumber or transfer any of the Collateral notwithstanding Secured Party's right to Proceeds;

(f) that Secured Party may enter upon Debtor's premises or wherever the Collateral may be locate at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection; and

(g) that the security interest granted by Debtor to Secured Party shall continue effective irrespective of any retaking or redelivery of any Collateral and irrespective of the payment of the amount described in any Schedule so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by Debtor to Secured Party, provided,- however, upon any assignment of this Security Agreement the Assignee- shall thereafter be deemed for the purpose of this Paragraph the Secured Party under this Security Agreement.

8. Insurance and Risk of Loss.

All risk of loss, damage to or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement and such other insurance thereon in amounts and against such risks as Secured Party may specify, and shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to secured Party; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Secured Party; Secured Party's acceptance of Policies in lesser amounts or risks shall not be a waiver of Debtor's I foregoing obligations. As to Secured Party's interest in such policy no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Debtor hereby assigns to Secured Party any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Secured Party as Debtor's attorney n fact (a) to hold each original insurance policy (b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance cm the Collateral including returned or unearned premiums, and (d) to endorse Debtor's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party; provided, however, Secured Party is under no obligation to do any of the forgoing.

Should Debtor fail to furnish such insurance policy to Secured Party, or to maintain such policy in full force, or to pay any premium in whole or in part re1ating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

A very important element of this Security Agreement is that Debtor make all its payments promptly as agreed upon. It is essential that the Collateral remain in good condition and adequate security for the indebtedness. The following are events of default under this Security Agreement which will allow Secured Party to take such action under this Paragraph and under Paragraph 10 as it deems necessary:

(a) any of Debtor's obligations to Secured Party under any agreement with Secured Party is not paid promptly when due;

(b) Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement de1ivered by Debtor to Secured Party in connection with this or any other transaction;

(C) Debtor dies, becomes insolvent or ceases to do business as a going concern:

(d) It is determined that Debtor has given Secured Party materially misleading information regarding its financial condition;

(e)   any of the Collateral is lost or destroyed;

(f) a complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor or Debtor admits its inability to pay its debts as they mature

(g) property of Debtor is attached or a receiver is appointed for Debtor;

(h) whenever Secured Party in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure;.

(i) any guarantor surety or endorser for Debtor dies or defaults in any obligation or liability to Secured Party or any guaranty contained in connection with this transaction is terminated or breached; or

(j) if a default, event of default or breach by Debtor shall occur, or any event occurs which with the giving of notice or passage of time or both would constitute a default or event of default, under any loan agreement, security agreement, financing arrangement, lease agreement, indenture, promissory note, guaranty, or any other document, agreement or instrument evidencing or securing a debt or obligation of Debtor (each individually a "Loan Agreement" and collectively "Loan Agreements") with or to Finova Capital, or any affiliate, subsidiary or parent of Finova Capital, or any successors and assigns thereto or under a Loan Agreement which refinances the indebtedness or obligations evidenced by the Finova Capital Loan Agreement or replaces the Finova Capital Loan Agreement.


                                                                             CDW
                                                                       _________
                                                                        Initials




If Debtor shall be in default hereunder, the indebtedness described in each Schedule and all other indebtedness then owing by Debtor to Secured Party under this or any other present or future agreement (collectively, the "Indebtedness") shall, if Secured Party shall so elect, become immediately due and payable. After acceleration;

(a) the unpaid principal balance of the indebtedness described in any Schedule in which interest has been precomputed shall bear interest at the rate of 18% per annum (or, if less, the maximum rate permitted by law) until paid in full; arid

(b) the unpaid principal balance of the indebtedness described in any Schedule in which interest has not been precomputed shall bear interest at the same rate as before acceleration until paid in full.

In no event shall the Debtor upon demand by Secured Party for payment of the Indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law Any acceleration of the Indebtedness, if elected by Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

10. Secured Party's Remedies After Default; Consent to Enter Premises.

Upon Debtor's default and at any time thereafter, subject to Debtor's right to a 30 day cure period (referencing item 9(a) only), Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to any deficiency remaining after disposition of the Collateral for which Debtor hereby agrees to remain fully liable. Debtor agrees that Secured Party, by itself or its agent, may without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Debtor or any agent of Debtor where the Collateral may be or where Secured Party believes the Collateral may be, and disassemble, render unusable and or repossess all or any item of the Collateral, disconnecting and separating all Collateral from any other property and using all force necessary. Debtor expressly waives all further rights to possession of the Collateral after default. Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Secured Party may sell or lease the Collateral at a time and location of its choosing provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be the outstanding principal balance If not prohibited by law) and other legal expenses. Debtor under' tends that Secured Party's rights are cumulative and not alternative.

11.   Waiver of Defaults; Agreement Inclusive.

Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular Instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12.   Financing Statements; Certain Expenses.

If permitted by law, Debtor authorizes Secured Party to file a financing statement with respect to the Collateral signed only by Secured Party, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all costs and expenses incurred by Secured Party in conducting UCC, tax or other lien searches against the debtor or the Collateral and such other fees as may be agreed.

13.   Waiver of Defenses Acknowledgement.

If Secured Party assigns this Security Agreement to a third party ("Assignee") and Secured Party Uses its best efforts to notify Debtor of such Assignment., then after such assignment:

(a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing:

(b) Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims occurring prior to the date of assignment it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;

(c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

(d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations arising prior to the date of Assignment

14.      Miscellaneous.

Debtor waives all exemptions. Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any Provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted therefrom, but shall not invalidate the remaining provisions hereof.

Debtor and Secured Party each: hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any note or document delivered pursuant to this Security Agreement. Except as otherwise provided herein or by applicable law, the Debtor shall have no right to prepay the indebtedness described in any Schedule.
Debtor acknowledges receipt of a true copy and waives acceptance hereof.

If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties; nothing herein shall authorize Debtor to assign this Security Agreement, or its rights in and to the Collateral. If more than one Debtor executes this Security Agreement, their obligations under this Security Agreement shall be joint and several.

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or In any other agreement made in connection with this transaction, it is agreed that:

(a) the total of all consideration which constitutes interest under applicable law that is contracted to; charged or received upon this Security Agreement or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

(b) If Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the indebtedness described in Paragraph 3, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

15.   Special Provisions.

See Special Provisions Instructions.

Dated:   10/31/97

Debtor:

Tower Tech, Inc.
Name of individual, corporation or partnership

By:   CHARLES D. WHITSITT           Title:  Treasurer
     ____________________
    If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.

11935 South I-44
Address

Oklahoma City         OK            73173
City                  State          Zip Code


Secured Party:


THE CIT GROUP / EQUIPMENT FINANCING, INC.
Name of individual, corporation or partnership

By:   ______________________                Title:   ___________________
    If corporation, give official title.  If owner or partner, state which.



900 Ashwood Parkway. Ste. 600
Address

Atlanta               GA              30338
City                  State           Zip Code




If Debtor is a partnership, enter:
Partners' names                                                   Home addresses

N/A

NOTICE: Do not use this form for transactions for personal, family or household purposes. For agricultural and other transactions subject to Federal or State regulations, Consult legal counsel to determine documentation requirements.

Agricultural purposes generally mean: farming, including dairy farming, but it also includes thee transportation, harvesting, and processing of farm, dairy. or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm.

SPECIAL PROVISIONS INSTRUCTIONS - The notations to be entered in the Special Provisions Section of this document for use in ALABAMA, FLORIDA, GEORGIA, IDAHO, NEVADA, NEW HAMPSHIRE, OREGON, SOUTH DAKOTA AND WISCONSIN are shown in the applicable State pages of the Loans and Motor Vehicles Manual.

                                 Schedule No.04
                     Schedule of Indebtedness and Collateral

To Master Security Agreement dated October 31, 1997 between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No.1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

11935 S.  1-44
Address

Oklahoma City
City

OK
State

73170
Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make kind of unit model and serial numbers and any other pertinent information)



All presently owned machinery and equipment including fixtures and all additions, substitutions and replacements thereof located at 11935 5. I-44, Oklahoma City, OK together with all attachments, component parts, equipment and accessories installed thereon or affixed thereto and all proceeds thereof, including without limitation the collateral described on the attached Exhibit A.

                                                                     Page 1
                                                                     of 2
Debtor promises to pay Secured Party the total sum of $2,320,616.96 which represents principal and interest precomputed over the term hereof, payable in 72 (total number) combined principal and interest payments of $32,230.79 each commencing on _______________________ and a like sum on a like date each month thereafter until fully paid, provided however that the final payment shall be in the amount of the unpaid balance and interest.

Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.


See Special Provisions Instructions below








Accepted

Secured Party:


THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:      _________________________  Title:  _____________________

Executed on 6/16/98

Debtor:


Tower Tech, Inc.
Name of individual corporation or partnership

By:      CHARLES D. WHITSITT        Title:  CFO
         ___________________
         Charles D. Whitsitt